Exhibit 3.111

Corporation for Profit

SUBMIT DUPLICATE ORIGINALS

ARTICLES OF INCORPORATION

OF

REM-North Dakota, Inc.

We, the undersigned natural persons of the age of eighteen years or more, acting as incorporators of a corporation under the North Dakota Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

Article 1. The name of said corporation shall be: REM-North Dakota, Inc.

(Shall contain the word “corporation”, “company”, “incorporated”

or “limited”, or shall contain an abbreviation of one such words)

Article 2. The period of its duration is: Perpetual

(“Perpetual unless limited”)

Article 3. The purposes for which the corporation is organized are:

General business purposes, including the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of North Dakota and laws amendatory thereof and supplemental thereto.

[SEAL]

[SEAL]

Article 4. The aggregate number of shares which the corporation shall have authority to issue is:

250 shares of common stock, all without a par value

(If shares consist of one class only, insert statement of par value of shares, or that all are without par value. If shares are divided into classes, insert number of shares of each class)

Total authorized capitalization is: $1000.00.

Article 5. The corporation will not commence business until at least one thousand dollars has been received by it as consideration for the issuance of shares.

Article 6. Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of the corporation are Shareholders shall not be entitled as a matter of*

(If preemptive rights are not to be limited or desired, insert the word “none”)

Article 7. Provisions for the regulation of the internal affairs of the corporation are: None

(If no provisions for the regulation of the internal affairs of the corporation are set forth, insert the word “none”)

Article 8. The address of the initial registered office of the corporation is: 314 East Thayer Avenue

(Street Address and City)

c/o C T Corporation System, Bismarck, North Dakota 58501

and the name of its initial registered agent at such address is:

C T Corporation System

Article 9. The number of directors constituting the initial board of directors of the corporation is

Three

(State definite number–not less than 3 nor more than 15)

and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

Name	Street Address	City	State
Thomas E. Miller	6921 York Ave. So.	Edina	MN
Craig R. Miller	6921 York Ave. So.	Edina	MN
Douglas V. Miller	6921 York Ave. So.	Edina	MN

* right, preemptive or otherwise, to subscribe or apply for or purchase or receive any part of any unissued stock or other securities of this corporation, or of any stock or other securities issued and thereafter acquired by this corporation.

Article 10. The name and address of each incorporator is:

(Not less than three)

Name	Street Address	City	State
Melvin R. Mooty	109 7th Street So.,	Mpls.	MN
James R. Lance	109 7th Street So.,	Mpls.	MN
Nancy Barber Walden	109 7th Street So.,	Mpls.	MN

We, the above named incorporators, being first duly sworn, say that we each have read the foregoing application and know the contents thereof, and verily believe the statements made therein to be true.

/s/ Melvin R. Mooty

/s/ Nancy Barber Walden

/s/ James R. Lance

Dated October 28 1982.

Subscribed and sworn to before me this 28th day of October 1982.

NOTARIAL SEAL	/s/ Nancy Sandahl
Notary Public
[SEAL]	State of Minnesota

My Commission Expires Feb 3, 1989

Certificate No. 135436

Filing Date Nov. 19 1982

/s/ Ben Meier
(Secretary of State)

(By Deputy)

Fees:
$25,000 capitalization or less	$25.00
$25,000 to $50,000 capitalization - an additional	25.00
For each $10,000 or fraction thereof over $50,000 capitalization	5.00
Filing fee in addition to above fees	16.00
TOTAL FEES:	$

“Buy North Dakota Products”

Filing Fee - $10.00

RECEIVED	ID No.	2,456,500 BC
JUN 29 1995	File No.	20,806
SEC. OF STATE	Filed:	6/30/95	By	/s/

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH

To the Secretary of State

State of North Dakota

Pursuant to the provisions of Sections 10-19.1-16 or 10-22-09 of the North Dakota Business Corporation Act, or 10-24-09 or 10-27-09 of the North Dakota Nonprofit Corporation Act, or Sections 10-32-13 or 10-32-141 of the North Dakota Limited Liability Company Act, the undersigned corporation or limited liability company, organized under the laws of the State of North Dakota or authorized to do business in the State of North Dakota, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of North Dakota:

1.	The name of the corporation or limited liability company is:

REM-NORTH DAKOTA, INC.

2.	The present address of record of the registered office is:

314 E THAYER AVE PO BOX 400 BISMARCK ND, 58502

3.	The address of the new registered office is:

808- 3rd Avenue South, #304, Fargo, ND 58103
(Complete street or rural address, city, state and zip code is required. A po box number may be added.)

Does this address also serve as the principal place of business? Yes ☐ No ☒

4.	The present name of record as registered agent:

C T CORPORATION SYSTEM

5.	The name of successor registered agent is:

Carol Vellek

6.	The address of its registered office and the address of the business office of its registered agent as changed will be identical.

7.	Such change was authorized by resolution duly adopted by its board of directors.

The undersigned has read the foregoing and knows the contents thereof and verily believes the statements made therein to be true.

Dated: June 6, 1995

/s/ Craig R. Miller
(Signature and Title)

[SEAL]	REGISTERED AGENT	FOR OFFICE USE ONLY
CONSENT TO SERVE	RECEIVED	ID # 2456500
SECRETARY OF STATE	JUN 2 9 1995	WO # 402549
SFN 7974 (3-95)	SEC. OF STATE	Approved By
	Filed 6/30/95	By

SEE REVERSE SIDE FOR FILING AND MAILING INSTRUCTIONS
1. FILING FEE: $10.00

2. Name of the Corporation, Limited Liability Company, or Limited Liability Partnership for Which the Registered Agent is to Serve REM-North Dakota, Inc.

3.A. Name of the Registered Agent Carol Vellek

B. Registered Agent is (Check One) ☒ An Individual North Dakota Resident ☐ A Corporation ☐ A Limited Liability Company ☐ A Limited Liability Partnership	C. Social Security/Federal ID # of Registered Agent ###-##-####

4.               The designated registered agent hereby consents to act in that capacity for the above named corporation, limited liability company, or limited liability partnership until removed or resignation is submitted in accordance with North Dakota statutes.

/s/ Carol Vellek	6-6-95
Signature of Registered Agent	Date

[SEAL]		REGISTERED AGENT/OFFICE	FOR OFFICE USE ONLY
STATEMENT OF CHANGE	RECEIVED	RECEIVED	ID # 2,456,500 BC
SECRETARY OF STATE	AUG 2 8 1998	SEP 1 4 1998	File # 20,806
SFN 13019 (5-98)	SEC. OF STATE	SEC. OF STATE	WD # 649049
			Filed 9-15-98	By:
SEE REVERSE SIDE FOR FEES, FILING AND MAILING INSTRUCTIONS

1. FILING FEE:	$20.00 if changing the registered agent
FILING FEE:	$10.00 if changing the address of the registered agent
NO FEE:	A fee is not required to add or change a post office box or when an address change is the result of rezoning or postal reassignment

TYPE OR PRINT LEGIBLY

2. Name of the organization (corporation, limited liability company, limited liability partnership; or real estate investment trust REM-NORTH DAKOTA, INC.		3. Federal ID #

4. Registered agent and address of registered agent currently on record with the North Dakota Secretary of State CAROL VELLEK 808 3RD AVE S STE 304 FARGO ND 58103-1865

5. Name of the new registered agent, (or new name of current registered agent) Brenda Niess

6.               New address of the registered agent (New address must be agent’s physical address, post office box if applicable, city and state, zip + 4 digit extension).  The agent’s address cannot only be a post office box number.

624 31 ave. SW

Minot, ND 58701

7. Change of address is (check one) (see instruction 6 on reverse) ☒ Result of relocation, or appointment of new registered agent and address ☐ Result of rezoning or postal reassignment	8. Does this address also serve as the principal place of business ☒ Yes ☐ No

9.     The appointment of a new registered agent can only be authorized by resolution of the governing board.  However, the current registered agent named in number 4 is authorized to change its address or its name (see instructions).
Indicate below how the changes in number 5 and/or 6 were authorized. (check one)

☐ a)                       By resolution duly adopted by the board of directors, the board of governors, the limited liability partnership, or real estate investment trust, OR

☒ b)                      By the registered agent whose name or business address has changed. The registered agent has mailed a copy of this statement to the organization.

10.         If number 9(a) is checked, this statement may be signed by an officer, a manager, a partner, or an individual authorized by the organization.  If number 9(b) is checked, this statement may be signed by the current registered agent named in number 4.

*As required by state law, I certify that the address of the registered office and the address of the registered agent’s business office, as listed in number 6 above, is identical.  I also certify the box checked in number 9 is authorized as noted.  I also certify that I am authorized to sign the registered agent/office change and I know the information is correct.

/s/ Carol Vellek		/ 9-11-98
Original signature		Date

CONSENT OF NEWLY APPOINTED REGISTERED AGENT (Complete only if # 5 above is completed)

11. The new registered agent is (check one) ☒ A North Dakota resident ☐ A corporation ☐ A limited liability company ☐ A limited liability partnership		12. Social Security or Federal ID # of registered agent ###-##-####

13.         An individual appointed as registered agent must sign a consent to serve in that capacity. When a corporation, a limited liability company, or limited liability partnership is named as registered agent, an officer or someone authorized by the organization may sign on behalf of the corporation, limited liability company, or limited liability partnership.

“The undersigned, as the newly appointed registered agent, agrees to act as the registered agent for this organization until a change, or resignation, is submitted to the Secretary of State under the provisions of North Dakota law.”

/s/ Brenda J. Niess		/ 8/18/98
Original Signature of registered agent named in number 5		Date

[SEAL]	BUSINESS / FARM /	RECEIVED	FOR OFFICE USE ONLY
PROFESSIONAL CORPORATION	JUL 20 2000	ID# 2,456,500
ARTICLES OF AMENDMENT	SEC OF STATE	File# 20806 BC
SECRETARY OF STATE	WO# 796555
SFN 13008 (4-00)	Filed: By 7-20-00	NS
FILING FEE: $20.00:	effective 8-1-00
If the registered agent changed, or if authorized shares are increased or changed, additional fees may be due.

SEE REVERSE SIDE FOR FEES, FILING AND MAILING INSTRUCTIONS
TYPE OR PRINT LEGIBLY

1. The name of the corporation as reflected in the Articles of Incorporation on file with the Secretary of State. REM-North Dakota, Inc.	2. Federal ID# 41-1434382	3. Telephone # 95 2/925-5067

4. Complete mailing address of the principal place of business (Street/RR, PO Box, City, State, Zip + 4) 6921 York Avenue South, Edina, MN 55435	5. Toll-Free Telephone #

6. The following amendment has been adopted pursuant to the provisions of the North Dakota Business Corporation Act, North Dakota Century Code, Chapter 10-19.1:

RESOLVED, that Article I of the Articles of Incorporation, of the corporation be amended to read as follows:

ARTICLE I

The name of this Corporation shall be REM North Dakota, Inc.

7. The amendment shall be effective:
(check one)	☐ When filed with the Secretary of State
☒ Later on	August 1, 2000
(month, day, year)

8. The amendment was adopted on May 24, 2000 by one of the following methods: (check the appropriate method)

☒            By the shareholders
☐            By the incorporators where no shares have been issued
☐            By the board where no shares have been issued

9. Does the amendment provide for, but not establish, the manner for effecting an exchange, reclassification, or cancellation of issued shares? (Check the appropriate ) ☐

☐ Yes. The shares are affected as follows:
OR
☒ No. The shares are unaffected by the amendment.

10. “The undersigned, a person authorized by the corporation to sign this amendment, has read the foregoing Articles of Amendment, knows the contents thereof, and believes the statements made thereon to be true.”

/s/ Craig R. Miller	/ 7-12-00
Signature	Date

11. Name of person to contact about this amendment	E-Mail Address	Daytime Telephone #
Nancy G. Barber, Paralegal	nancy.barber@gpmlaw.com	612/343-2856

[SEAL]	REGISTERED AGENT/OFFICE		FOR OFFICE USE ONLY BC
	STATEMENT OF CHANGE		ID# 2456500
	SECRETARY OF STATE		WO# 153173
	SFN 13019 (05-2004)		Filed: 9-9-04	By:	Amount:

1.	FILING FEE:	$20.00: To change the registered agent (and address if applicable)	Attached:	☐	Annual Report
	FILING FEE:	$10.00: To change the address or name of the current registered agent		☐	Amendment
	NO FEE:	To change the address resulting from a postal reassignment, rezoning, or 911 address implementation		☐	Other

RECEIVED
AUG 02 2004
SEC. OF STATE

TYPE OR PRINT LEGIBLY SEE REVERSE SIDE FOR FEES, FILING AND MAILING INSTRUCTIONS

2. Name of the organization (corporation, limited liability company, limited liability partnership, limited partnership, limited liability limited partnership, or real estate investment trust):			3. Federal ID number: 41-1434382
REM North Dakota, Inc

4. Name of the new registered agent (or new name of current registered agent):

5a.   New address of the registered agent named in number 4 (It cannot only be a post office box; it must be the agent’s physical address.) If applicable for mailing purposes, a post office box can be added to the physical address.

305 17th Ave SW, Suite D
Physical Address			PO Box

Minot	ND		58701
City	State		Zip
b. Change of address is: (check one)
☒ New location for current registered agent or the appointment of a new registered agent.
☐ Postal reassignment, rezoning, or implementation of 911 address.

C. Is the address in number 5 the same address as the principal place of business for the organization named in number 2?
☐ Yes ☒ No

6.               If a new registered agent has been named in number 4, an officer, manager, or other individual authorized by the organization named in number 2 may sign the following certification. If only the address of the current registered agent is changing, their registered agent may sign the certification.

“As required by state law, I certify that the new registered agent named in number 2, if applicable, was appointed by a resolution, as required by state law and was adopted by the governing structure of the organization named in #2; that the new address in number 5, if applicable, for the current or newly appointed registered agent is the same address as that for the business office where the registered agent can be located during normal business hours. I further certify that I know that the information supplied in this form is true and correct and that I am authorized to sign it:

Signature:	/s/ Brenda J Niess		Date: 6-11-04

CONSENT OF NEWLY APPOINTED REGISTERED AGENT (Complete only if number 4 above is completed)
7. The new registered agent named in number 4 is: (check one) ☐ A North Dakota resident ☐ A limited liability company ☐ A corporation ☐ A limited liability partnership			8. Social Security or Federal ID number of registered agent named in number 4:

9.     According to state law, the newly appointed registered agent must sign a statement of consent to serve in that capacity (see instruction number 9 for authorized signers).

“The undersigned, as the newly appointed registered agent for the organization named in number 2, consents to act as the registered agent for the organization until a change or resignation is submitted to the Secretary of State according to the provisions of the North Dakota state law.

Signature of registered agent named in number 4:			Date:

10. Name of person to contact about this form:	Contact Person’s E-Mail Address:		Daytime telephone # and extension, if any:

11. Provide the name and mailing address where the form could be returned if necessary, for corrections, additional information, or payment.

ATTN:

Business / Firm Name:

Mailing Address:
	CITY	STATE			ZIP